--------------------------------------------------------------------------------










                  TRANSFER, ASSIGNMENT AND ASSUMPTION AGREEMENT


                                  by and among


                            EDWARDS LIFESCIENCES LLC,

                        EDWARDS LIFESCIENCES CORPORATION

                                       and

                               EDWARDS NOVACOR LLC


                            Dated as of June 30, 2000








--------------------------------------------------------------------------------

                  TRANSFER, ASSIGNMENT AND ASSUMPTION AGREEMENT

          TRANSFER, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of June 30, 2000, between Edwards Lifesciences LLC, a Delaware limited liability company ("Edwards"), Edwards Lifesciences Corporation, a Delaware corporation ("Parent"), and Edwards Novacor LLC, a Delaware limited liability company and a wholly owned subsidiary of Edwards ("Novacor LLC").

          WHEREAS, Edwards and Parent desire to contribute, assign and convey all of their rights, titles and interests in all of the Acquired Assets (as hereafter defined) and Novacor LLC wishes to acquire all of Parent's and Edwards's rights, titles and interests in the Acquired Assets and assume all of the Liabilities (as hereafter defined); and

          WHEREAS, Edwards, in connection with this Agreement, wishes to appoint each of the employees whose names are set forth on Schedule 1.1(c)(ii) to work at Novacor LLC and Novacor LLC wishes to have these employees so appointed.

          NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                            CONTRIBUTION; ASSUMPTION

          Section 1.1 Contribution; Assumption of Liabilities. (a) Effective as of the date hereof, Edwards hereby contributes, assigns and conveys to Novacor LLC all of Edwards' right, title and interest in and to the following assets, properties, interests and rights as in existence on the date hereof (collectively, the "Edwards Assets"):

          (i) the contracts set forth on Schedule 1.1(a)(i) (the "Contracts");

          (ii) to the extent assignable, the lease agreements in respect of the facilities identified on Schedule 1.1(a)(ii) hereto, all improvements therein and all of the equipment, furniture and all other fixtures located therein and Related to the Assets (as hereinafter defined);

          (iii) to the extent  assignable,  the  computer  hardware set forth on
Schedule 1.1(a)(iii) and all personal computers assigned to the Employees (as hereinafter defined);

          (iv) to the extent assignable, the third-party software licenses set forth on Schedule 1.1(a)(iv); and

          (v) each of the assets set forth on the pro forma balance sheet of Novacor LLC, as of April 30, 2000, set forth on Schedule 1.1(a)(v) (the "Pro Forma Balance Sheet").

          (b) Effective as of the date hereof, Parent hereby contributes, assigns and conveys to Novacor LLC all of Parent's right, title and interest in and to, subject to existing licenses, the intangible assets of an intellectual property nature set forth on Schedule 1.1(b) ("Parent Assets" and together with Edwards Assets, the "Assets").

          (c) In connection with the transfers contemplated by Section 1.1(a) and (b), effective as of the date hereof, Edwards and Parent also hereby contribute, assign and convey to Novacor LLC all of Edwards' and Parent's respective rights, titles and interests in and to the following assets, properties, interests and rights as in existence on the date hereof that are used exclusively in, arise exclusively from or relate exclusively to the Assets ("Related to the Assets") (the Assets, together with the following, the "Acquired Assets"):

          (i) subject to Section 1.3, all books, records and files Related to the Assets, including customer and supplier lists, sales and other records, promotional material, operating manuals and guidelines, equipment maintenance and warranty information, software manuals and documentation, files, documents, papers, data stored in electronic, optical or magnetic form, agreements, books of account, contracts, specifications and all correspondence with any customers, suppliers, employees or governmental entities or agencies Related to the Assets;

          (ii) all personnel records relating to the Employees. "Employees" shall mean the employees whose names are set forth on Schedule 1.1(c)(ii) whose employment is Related to the Assets;

          (iii) to the extent  assignable,  all  contracts  and contract  rights
Related to the Assets (such contracts, together with the Contracts, the "Acquired Contracts");

          (iv) all accounts and notes receivable and all notes, bonds and other evidences of indebtedness of and rights to receive payments from any person, in each case Related to the Assets;

          (v) the goodwill and other intangible assets of Edwards or Parent Related to the Assets, including, subject to existing licenses, the intangible assets of an intellectual property nature Related to the Assets, including the know-how, show-how, confidential or proprietary technical information, trade secrets, designs, processes, data bases, research in progress, inventions and invention disclosures (whether patentable or unpatentable), drawings, schematics, blueprints, flow sheets, designs, models (including all documentation relating thereto in existence as of the date hereof) and all proprietary software, in each case, Related to the Assets;

          (vi) to the extent assignable, all consents, permits, licenses, orders, registrations, franchises, certificates, approvals or other similar rights from any federal, state or local regulatory agencies Related to the Assets; and

          (vii) all rights to causes of action, lawsuits, judgments, claims and demands of any nature to the extent related exclusively to any Liabilities or related exclusively to any of the Acquired Assets, whether arising by way of counterclaim or otherwise.

          (d) Novacor LLC hereby assumes and agrees to pay, perform and discharge, or cause to be paid, performed or discharged, in due course, the liabilities and obligations set forth below (collectively, the "Liabilities"):

          (i) all accounts payable and accrued expenses set forth on the Pro Forma Balance Sheet excluding the accrued liabilities in respect of the Acquired Assets set forth on Schedule 1.1(d)(i);

          (ii) all liabilities (whether contingent or otherwise) and performance obligations arising out of the Acquired Contracts;

          (iii) all  liabilities  and  obligations  in respect  of the  Acquired
Assets arising from outstanding commitments (in the form of accepted purchase orders or otherwise) to sell products, or outstanding quotations, proposals or bids with respect to the sale of products or the provision of services;

          (iv) all liabilities and obligations in respect of the Acquired Assets arising from outstanding commitments (in the form of issued purchase orders or otherwise), or outstanding quotations, proposals or bids, to purchase or acquire finished goods, components, supplies or services;

          (v) all liabilities and obligations in respect of the Acquired Assets arising from any rights or claims of customers to return or exchange products sold by Edwards or arising under any warranty related to such products or to a refund of any previously paid fees;

          (vi) all liabilities and obligations arising from or in respect of (a) all salaries, wages, commissions and bonuses (except for retention bonuses) accrued but unpaid as of the Closing Date (as defined in the Contribution Agreement) hereof by or on behalf of the Employees, (b) employee incentive, stock option, stock purchase, 401(k) plan, severance, insurance, holiday, vacation, health, dental or other compensation benefits accrued but unpaid as of the date hereof by or on behalf of the Employees, their beneficiaries and estates, as applicable, (c) any claims by Employees who are discharged by Novacor LLC or Edwards after the date hereof, or claims by any governmental entity on behalf of, or concerning any such severed Employee, and (d) all notices or payments due to any severed Employee, and all notices, payments, fines or assessment due to any governmental entity pursuant to any applicable law relating to the employment, discharge or layoff of employees;

          (vii) all liabilities and obligations arising from or in connection with any claim or litigation in respect of the Acquired Assets after the date hereof and not arising from actions by Edwards prior to the date hereof;

          (viii) all liabilities and obligations relating to the provision of technical support for as long as clinically necessary to the patients currently implanted with the Novacor left ventricle assist device; and

          (ix) all liabilities related to, arising from or to be performed in connection with the operation of the Acquired Assets after the date hereof.

          Section 1.2 Instruments of Transfer and Assumption. Edwards and Parent agree that they shall file with the relevant governmental or other entities, such assignment documents as may be necessary to reflect in the registries of such governmental or other entities the change in ownership of any of the Acquired Assets. Novacor LLC agrees to deliver to Edwards and Parent an instrument of assumption of liabilities to evidence the assumption of the Liabilities substantially in the form attached hereto as Exhibit A.

          Section 1.3 Transfers Not Effected as of the Date Hereof. Nothing herein shall be deemed to require the transfer of any Acquired Asset that by its terms or by operation of law cannot be freely transferred or assumed. To the extent that Edwards, Parent or Novacor LLC has been unable to obtain any governmental or any third party consents or approvals required for the transfer of any Acquired Asset and to the extent not otherwise prohibited by the terms of any Acquired Asset, Edwards and Parent shall continue to be bound by the terms of any Acquired Asset and shall pay, perform and discharge fully all of its obligations thereunder from and after the date hereof and Novacor LLC shall assist Edwards and Parent in every manner possible to satisfy such obligations. Edwards and Parent shall exercise or exploit its rights in respect of such Acquired Assets only as reasonably directed by Novacor LLC and at Novacor LLC's expense. Novacor LLC, Edwards and Parent shall continue to use reasonable efforts to obtain all such unobtained consents or approvals at the earliest practicable date; provided, however, Edwards and Parent shall have no obligation to pay or incur any costs in order to obtain any such consents or approvals other than nominal fees or charges related thereto. If and when any such consents or approvals shall be obtained, then Edwards or Parent, as the case may be, shall promptly assign all its rights and obligations thereunder to Novacor LLC without payment of consideration and Novacor LLC shall, without the payment of any consideration therefor, assume such rights and obligations.

                                   ARTICLE II

                                  MISCELLANEOUS


          Section 2.1 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York, including, without limitation, Sections 5-1401, 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b).

          Section 2.2 Jurisdiction and Consent to Service. In accordance with the laws of the State of New York, and without limiting the jurisdiction or venue of any other court, the parties (a) agree that any suit, action or proceeding arising out of or relating to this Agreement shall be brought solely in the state or federal courts of New York; (b) consent to the exclusive jurisdiction of each such court in any suit, action or proceeding relating to or arising out of this Agreement; (c) waive any objection which any of them may have to the laying of venue in any such suit, action or proceeding in any such court and waive any defense of forum non conveniens; and (d) agree that service of any court paper in any such suit, action or proceeding may be made in the same manner in which notices may be given pursuant to Section 2.3 of this Agreement.

          Section 2.3 Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be delivered (charges prepaid, receipt confirmed or return receipt requested (if available)) by hand, by nationally recognized air courier service, by certified mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given and effective (i) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 2.3 (or in accordance with the latest unrevoked written direction from such party), (ii) if by certified mail, upon mailing or (iii) if given by facsimile when such facsimile is transmitted to the fax number specified in this Section 2.3 (or in accordance with the latest unrevoked written direction from such party), provided the appropriate confirmation is received.

To Victoria, Parent or Novacor LLC:

         Edwards Lifesciences LLC
         One Edwards Way
         Irvine, CA 92614
         Attn:  Associate General Counsel
         Fax:   949-250-6850

with a copy (which shall not constitute notice) to:

         Skadden, Arps, Slate, Meagher & Flom LLP
         300 South Grand Avenue, Suite 3400
         Los Angeles, California  90071-3144
         Attn: Joseph J. Giunta, Esq.
         Fax:  (213) 687-5600

          Section 2.4 Interpretation. When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section, Schedule or Exhibit of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a specific Schedule, such reference shall be deemed to include, to the extent applicable, all the other Schedules. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When the words "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All accounting terms not defined in this Agreement shall have the meanings determined by generally accepted accounting principles as of the date hereof. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

          Section 2.5 Severability. If any provision of this Agreement or the application of any such provision shall be held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          Section 2.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

          Section 2.7 Entire Agreement; No Third Party Beneficiaries. This Agreement and the Schedules and Exhibits hereto (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

          Section 2.8 Further Assurances. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

          Section 2.9 Amendments and Modifications; Waivers and Extensions.

          (a) No provision of this Agreement may be amended or modified unless such amendment or modification is in writing and signed by the parties hereto intending to be bound thereby;

          (b) Any party to this Agreement may waive any right, breach or default which such party has the right to waive; provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No failure or delay in exercising any right, power or privilege hereunder shall be deemed a waiver or extension of the time for performance of any other obligations or acts nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          Section 2.10 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that any party may assign all its rights and obligations to the assignee of all or substantially all of the assets of such party including an acquisition through merger, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in contravention hereof shall be null and void.

          Section 2.11 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of injunctions, in order to enforce specifically the provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

          IN WITNESS WHEREOF, each of the parties has caused this Transfer, Assignment and Assumption Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                           EDWARDS LIFESCIENCES LLC



                                           By: /s/ Michael A. Mussallem
                                              ----------------------------------
                                           Name:  Michael A. Mussallem
                                           Title:  President


                                           EDWARDS LIFESCIENCES CORPORATION



                                           By: /s/ Michael A. Mussallem
                                              ----------------------------------
                                           Name:  Michael A. Mussallem
                                           Title:  President


                                           EDWARDS NOVACOR LLC



                                           By: /s/ Michael A. Mussallem
                                              ----------------------------------
                                           Name:  Michael A. Mussallem
                                           Title:  President

                               SCHEDULE 1.1(a)(i)
                                EDWARDS CONTRACTS

1. True Advantage Program Agreement, dated November 1, 1998, and Addendum to Agreement, dated October 1, 1999, between Advantage Enterprises, Inc. and Baxter Healthcare Corporation, Novacor Division.

2. Manufacturing Agreement, dated December 16, 1997, between Alden Products Company and Baxter Healthcare Corporation, Novacor Division.

3. Agreement, dated July 25, 1990, between Analog Devices, Inc. and Baxter Healthcare Corporation, Novacor Division.

4. Second Amended and Restated OEM Purchase Agreement, dated May 6, 1999, Amended and Restated OEM Purchase Agreement, dated August 31, 1996 (superceded and terminated) and OEM Purchase Agreement, dated August 1, 1993 (superceded and terminated), between Anton/Bauer Inc. and Baxter Healthcare Corporation, Novacor Division.

5. Supply and Indemnification Agreement, dated May 8, 1995, between CardioWest Technologies, Inc. and Baxter Healthcare Corporation, Novacor Division.

6. Administrative Contract - dated October 19, 1998, between Covance Health Economics, Outcome Services Inc. and Baxter Healthcare Corporation, Novacor Division.

7. Mutual Disclosure and Confidentiality Agreement, dated October 16, 1995, among Duke University, Duke University Medical Center, J. Bruce McCubbrey and Baxter Healthcare Corporation, Novacor Division.

8. Technical Information and Confidentiality Agreement, dated March 11, 1994, between Ethicon, Inc. and Baxter Healthcare Corporation (Novacor Division is mentioned in the contract but is not noted as a party thereto).

9. Release and Indemnification Agreement, dated July 24, 1992, between Ethicon, Inc. and Baxter Healthcare Corporation, Novacor Division.

10. Confidentiality Agreement, dated April 18, 1994, between Ethicon, Inc. and Baxter Healthcare Corporation, Novacor Division.

11. Purchase Order, dated July 30, 1996, between Technologies, Inc. and Baxter Healthcare Corporation, Novacor Division.

12. Amendment to Purchase Order Terms, dated July 30, 1996, between Exakt Technologies, Inc. and Baxter Healthcare Corporation, Novacor Division.

13. Consulting Agreement, dated November 4, 1998, between Herguth Laboratories, Inc. and Baxter Healthcare Corporation, Novacor Division.

14. Consulting Agreement, beginning January 1, 1999, between Sharon A. Hunt, M.D. and Baxter Healthcare Corporation, Novacor Division.

15. Consulting Agreement, dated August 13, 1994, between If and Then, Inc. and Baxter Healthcare Corporation, Novacor Division.

16. Indemnification Agreement, dated September 26, 1985 and beginning October 1985, among The Johns Hopkins University, The Johns Hopkins Hospital and affiliated parties, and Baxter Healthcare Corporation, Novacor Medical Corporation.

17. Confidentiality Agreement, dated January 20, 1993, between K.J. Quinn & Co., Inc. and Baxter Healthcare Corporation, Novacor Division.

18. License Agreement, dated September 5, 1984, between Kaman Instrumentation Corporation and Novacor Medical Corporation.

19.  Contract  Sterilization  Agreement,  dated July 7, 1996 (dated to begin May
     1996) between Medical Manufacturing Corp. and Baxter Healthcare.

20. Confidentiality Agreement, dated May 8, 1998, between Medtronic, Inc. and Baxter Novacor Division.

21. Purchase Order, sent June 29, 1999, dated August 3, 1999, between Merant and Baxter Healthcare Corporation, Novacor Division.

22. Non-Disclosure Agreement, dated October 10, 1995 and beginning July 31, 1995, between University of Ottawa Heart Institute, Cardiovascular Devices Division, and Baxter Healthcare Corporation, Novacor Division.

23. Consulting Agreement, dated January 31, 1999 and beginning January 1, 1999, between Philip E. Oyer, M.D., Ph.D., and Baxter Healthcare Corporation, Novacor Division.

24.  Consultancy  Agreement,  dated December 24, 1999, and beginning January 27,
     2000,   between  Peer  M.  Portner  and  Baxter   Healthcare   Corporation,
     CardioVascular Group and affiliates.

25. Employment Letter, dated January 3, 2000, between Douglas R. Hillier and Baxter Healthcare Corporation's CardioVascular Group.

26. Confidentiality Agreement, dated January 3, 2000, between Douglas R. Hillier and Baxter Healthcare Corporation, CardioVascular Group's Novacor Division.

27. Employment Letter, dated May 24, 1999, to Jal Jassawalla from the Novacor Division of Baxter Healthcare Corporation.

28. Letter Agreement, dated May 24, 1999, between Jal Jassawalla and Baxter Healthcare Corporation.

29.  Purchase Order  (Software)  dated March 30, 1999, and beginning  January 1,
     1999,   between  Process   Software   Corporation  and  Baxter   Healthcare
     Corporation, Novacor Division.

30. The agreements relating exclusively to the licenses set forth on Schedule 1.1(a)(iv).

31. Exclusive License Agreement, dated December 29, 1995, between William J. Seare, Jr. and Baxter Healthcare Corporation, Novacor Division.

32. License Agreement, dated May 11, 1995, between William J. Seare, Jr. and Baxter Healthcare Corporation, Novacor Division.

33.  Computer  Service  Agreement,  dated July 30,  1997,  between  SMS  Systems
     Maintenance Services, Inc. and Baxter Healthcare Corporation, Novacor Division.

34. Prototype Development and Materials Supply Agreement, dated September 16, 1997, between Sulzer Vascutek Ltd. and Baxter Healthcare Corporation, Novacor Division.

35. Supply Agreement, dated November 1, 1997, between Sulzer Vascutek Ltd. and Baxter Healthcare Corporation, Novacor Division.

36.  Confidentiality   Agreement,   dated  November  22,  1993,   between  Texas
     Instruments and Baxter Healthcare Corporation, Novacor Division.

37. Clinical Study Agreement, dated March 16, 2000, between University Medical Center and Baxter Healthcare Corporation, CardioVascular Surgery Division.

38. Purchase Order, dated March 16, 1999, between WRQ Reflection and Express Software and Baxter Healthcare Corporation, Novacor Division.

39. Schedule 5 (Royalty Payments) and Schedule 21 (Employee Compensation Schedule) to the Asset Purchase Agreement, dated as of April 22, 1988, between Baxter Healthcare Corporation and Novacor Medical Corporation.

                               SCHEDULE 1.1(a)(ii)
                                     LEASES

1. Standard Industrial/Commercial Multi-Tenant Lease Agreement, dated December 21, 1999, between Oakport Associates and Baxter Healthcare Corporation.

2. Standard Form Lease, dated January 14, 1981, between Oakport Associates and Baxter Healthcare Corporation, as amended by the Lease Extension and Amendment dated April 27, 1988, Lease Amendment dated October 30, 1988, Second Lease Amendment dated May 10, 1990, Third
          Lease Amendment dated May 31, 1990, Fourth Lease Amendment dated August 5 1992, Fifth Lease Amendment dated July 3, 1996, Sixth Lease Amendment dated January 28, 1998, and Seventh Lease Amendment dated December 21, 1999.

                              SCHEDULE 1.1(a)(iii)
                                HARDWARE SYSTEMS


                               See attached lists.

                                                              Asset/
                                                    On       Service                    CPU
          PC Brand                   Model          Line       Tag        CPU Type     Speed              Netword ID
Industrial Computer Source            N/A             0       97.282         386         20              TOKCAUTEST
Industrial Computer Source            N/A             1         N/A        Pentium    Dual 120           NOKCAAPDM1

Industrial Computer Source            N/A             1         N/A        Pentium    Dual 120           TOKCAUB2M1
Industrial Computer Source            N/A             1        11085         386         33              TOKCAUB2T1
ASUS Motherboard                      N/A             1         N/A      Pentium II   Dual 400           NOKCAAB3WI

ASUS Motherboard                      N/A             1         N/A      Pentium II   Dual 450           NOKCAAB2111

ASUS Motherboard                      N/A             1         N/A      Pentium III     500           IT WORK STATION

Industrial Computer Source            N/A             0         N/A          386         20          CC MAIL FTP GATEWAY
Industrial Computer Source            N/A             0         N/A        Pentium    Dual 120        NOKCAAB2111 (OLD)

Industrial Computer Source            N/A             0         N/A        Pentium       90               BAXTER 4
Digital                         MicroVAX 3100 90      0        10849      Non Alpha      UNK               CIRIAL
Digital                         MicroVAX 3100 90      1        10565      Non Alpha      UNK               MANMAN
Industrial Computer Source            N/A             0         N/A          386         20            DIAL-IN GATEWAY
SUN                             SpARC Station 10      1        10393         UNK         UNK        AMERICAN INTERNET DNS
ADIC                               SCALAR218          0        11725         N/A         N/A      13 TERRABYTE TAPE SERVER
                                                                                                              0
Storage Tek Tape Carousel                                      97283
Storage Tek Tape Carousel                                      97284
Liebert UPStation S                                          T1154826/
                                                             SID 62942



          PC Brand                  Monitor        HD        RAM          OS
Industrial Computer Source            N/A           1         128      Novell 4.1
Industrial Computer Source            N/A      -2/28 Raid5    146      Windows NT
                                                                       4.0 Server
Industrial Computer Source            N/A      -2/28 Raid5    512      Novell 4.1
Industrial Computer Source            N/A           1         128      Novell 4.1
ASUS Motherboard                      N/A      -4/68 Raid5    512      Windows NT
                                                                       4.0 Server
ASUS Motherboard                      N/A           20        512      Windows NT
                                                                       4.0 Server
ASUS Motherboard                      N/A           6         130        Windows
                                                                         2000Pro
Industrial Computer Source            N/A          100         8           DOS
Industrial Computer Source            N/A        L 2/t 9      128      Windows NT
                                                                       3.51 Server
Industrial Computer Source           VT420          6         128      Novell 3.12
Digital                              VT510          12        UNK       VMS 5.5.2
Digital                               N/A       Mirrored C    UNK        VMS 6.1
Industrial Computer Source         GDM 1962B       100         8           DOS
SUN                                                UNK        UNK           0
ADIC

Storage Tek Tape Carousel
Storage Tek Tape Carousel
Liebert UPStation S





Spare Machines (OFFLINE)
---------------
STEPFORD PRO 200 PRO-E
MACHINE
STEPFORD PRO 200 PRO-E
MACHINE
ARM P 166
ARM P 166
ARM P 166
ARM P 200
ARM P 166
STEPFORD P133
INDUSTRIAL COMP EMPTY
STEPFORD 486.33
INDUSTRIAL COMP 386.33
BAXTER2
ARM P166
STEPFORD P133

Spare Monitors
Viewsonic 7

O2K     LOTUS     NOVELL     BROWSER     ONTIME   WINTER MS  ccess2.0   Access 97
 0        0          0          0           0          0        0           0
 0        0          0          1           0          0        0           0


 0        0          0          0           0          0        0           0


 0        0          0          0           0          0        0           0
 0        0          0          2           0          0        0           0

 0        0          0          1           0          0        0           0

 1        0          0          1           0          0        0           0

 0        0          0          0           0          0        0           0
 0        0          0          0           0          0        0           0
 0        0          0          0           0          0        0           0
 0        0          0          0           0          0        0           0

 0        0          0          0           0          0        0           0

 0        0          0          0           0          0        0           0
 0        0          0          0           0          0        0           0

Old Office   Other
     0       ArcServe 6. BackUp Exec 4
     0       Ansys. BackUp Exec Agent, MS Frontpage, Pro E
             Resource Kit, ArcServe Client, MS IIS, Pro
             Intralink, PTC App Manager
     0       BackUp Exec 4, Ontime, HTTP Console, Basic
             Script Server, Perl, Mlink, Net Sentinel
             Security Server, Net Shield, RollCall
     0       Net Explorer
     0       BackUp Exec Agent, Oracle Web Dev. Suite
             2000, ArcServe Client
     0       BackUp Exec Agent, ArcServe Client, MKS
             Toolkit, Sybase 110, Hyperion Ledger
     0       Active Perl, ISG Nav, Reflections, Outlook
             Express, SAS
     0       N/A
     0       Hyperion, Sybase 9.5
     0       User Files
     0       Oracle 7.1 ClinTrial 331, Diskkeeper, IO
             Express
     0       Oracle RDB 5, ISG Nav, MultiNet, ManMan 96, Q
             manager
     0       N/A
     0       N/A

D1025 M/Dell
Viewsonic E655
NEC Multisync XV17 PLUS
Viewsonic G771
NEC Multisync 2A
NEC Multisync XE 17
TATUNG MPRII


Building 1 Networking
5 SYSNOPTICS LATTIS HUBS 2803
1 SYSNOPTICS LATTIS HUBS 2813
2 BAYNE TWORKS 100 BASE T HUB 12 PORT
1 CENTILLION 100 10/100 SWITCH

Building 2 Networking
1 CENTILLION 100 10/100 SWITCH

Building 3 Networking
11 SYSNOPTICS LATTIS HUBS 2803
3 SYSNOPTICS LATTIS HUBS 2813
2 BAYNE TWORKS 100 BASET HUB 12 PORT
1 CENTILLION 100 10/100 SWITCH
1 CISCO 2500
1 US ROBOTICS NET SERVER/8/I MODEM (ONLINE)
SHIVA LANROVER/EPLUS (OFFLINE)

                            Asset/
PC Brand        Model       Service   CPU Type   CPU     Network ID      Monitor     HD      RAM    OS          O2K    Lotus  Novell
                             Tag                 Speed                              Size
                                                                                     (GB)
Dell         Optiplex GX    IVOF A   Pentium II  400        UNK         Viewsonic     9      256    Windows     1      1      1
                  1                                                       17GS                      95
Dell         Optiplex GX    1XWSE    Pentium II  350      DEYOUNR       NEC XE 17     8      128    Windows     1      0      1
                  1                                                                                 98
Dell         Optiplex GX    1XWFA    Pentium II  400      KAPADIB       Viewsonic     6      128    Windows     1      1      1
                  1                                                       G771                      98
Dell         Optiplex GX    1XWPI    Pentium II  400     W98SYSREC         17"        6      128    Windows     1      1      1
                  1                                                     Viewsonic                   98
Dell         Latitude Cpi    UNK     Pentium II  300      PORTNERP         UNK        3      128    Windows     1      1      1
                                                                                                    2000
Dell         Latitude Cpi   Z094Q    Pentium II  266        UNK            UNK        3       64    Windows     1      1      1
                                                                                                    95
Dell           Latitude     ZYS25    Pentium II  366      HILLIED       Viewsonic     3      128    Windows     1      1      1
                 Cpi                                                      G771                      98
Dell          Precision     HPR11    Pentium II  400       HRTWO        Viewsonic     6      128    Windows     1      1      1
                 410                                                      E771                      NT 4
Dell           Latitude      UNK     Pentium II  266        UNK         Dell 17"      3       64    Windows     1      1      1
                 Cpi                                                                                98
Dell             GX1        IXWYA    Pentium II  350      ALLMANP       Viewsonic     6      128    Windows     1      1      1
                                                                          G810                      98
Dell             GXA        DZMBZ    Pentium II  266      JASJAWJ       Dell 17"      4       64    Windows     1      1      1
                                                                                                    95
Dell         Latitude Cpi    UNK     Pentium II  300      JASJAWJ          N/A        4      128    Windows     1      1      1
                                                                                                    98
ARM              P100        UNK      Pentium    100      SYDNORL       Viewsonic     1       16    Windows     1      1      1
                                                                           15G                      95
Compaq         DeskPro       UNK     Pentium II  350   INTRANETSTATION  Compaq s200    6       96    Windows     1      0      0
                                                                                                    95
Stepford         P166       11685     Pentium    166      FOWL ERC         NEC        4      128    Windows     1      1      1
                                                                        Multisync                   98
                                                                          4F Ge
ARM              P166        UNK      Pentium    166     DF NRUTVF      Viewsonic     3      128    Windows     1      1      1
                                                                          G810                      95
ARM             P2-233      11536    Pentium II  233       DANGH        Viewsonic     7       96    Windows     1      1      1
                                                                          G771                      95
ARM              P166       11635     Pentium    166      KNBWUBKI         NEC        25      32    Windows     1      1      1
                                                                        Multisync                   95
                                                                          4F Ge
Stepford         P200        UNK     Pentium     200    UOKCAUB2R13     Viewsonic     2       64    Windows     1      1      1
                                        Pro                               G810                      NT 4
ARM             P2 300      11707    Pentium II  300      GREENVS       Viewsonic    9/25    128    Windows     1      1      1
                                                                          G810                      98
ARM              P200       11705     Pentium    200      ANDERSE       OptiQuest     25      32    Windows     1      1      1
                                                                           v95                      98
ARM              P166       11688     Pentium    166      WAVERQSN      Viewsonic     25      32    Windows     1      1      1
                                                                          G771                      95
ARM              P166        UNK      Pentium    166      ZIMMERJ       Viewsonic     12      32    Windows     1      1      1
                                                                          E771                      95
ARM              P200       11683     Pentium    200      WAVERQSN      Viewsonic     25     128    Windows     1      1      1
                                                                          G771                      95
ARM              P166        UNK      Pentium    166      CONSULC       Viewsonic     25      32    Windows     1      1      1
                                                                          G771                      95
Dell         Latitude CP    Z66J5    Pentium II  233      WILLIAM       Viewsonic     3       64    Windows     1      1      1
                                                                          17GS                      95
Dell         Workstation     UNK     Pentium II  400      BEERINL       Viewsonic     4       64    Windows     1      1      1
                 400                                                      17GS                      98
Stepford         P133       10562     Pentium    133       N/A             N/A        2       32       N/A      0      0      0
ARM              P75        97 011    Pentium     75       N/A             N/A        1       16       N/A      0      0      0
ARM              PRO        11345     Pentium    200       STOUTR       Viewsonic     25      64    Windows     1      1      1
                                                                          G771                      95
Dell          Precision     11749    Pentium II  400      LAFORGD       Dell 17"      4      128    Windows     0      1      1
                 410                                                                                95
ARM              P133        UNK      Pentium    133      IKJSFEGB      Viewsonic     25      32    Windows     1      1      1
                                                                          G810                      95
Gateway          Solo        S/N      Pentium    166    JIMSCOMPUTER       N/A        3      128    Windows     1      1      1
                           0007512193                                                               95
ARM             P2-233      11531    Pentium II  233      CHAIREA      Viewsonic 7    6       64    Windows     1      1      1
                                                                                                    98
HP            Vectra VL     11296     Pentium    166        DUFF        NEC 3FGx      1       56    Windows     0      0      1
                                                                                                    95
Dell         Latitude Cpi   ZZGNL    Pentium II  300       ZZGNL        NEC XE 17     4      128    Windows     1      1      1
                                                                                                    98
ARM              P200        UNK      Pentium    200        N/A         Multisync     2       32    Windows     0      0      0
                                                                         FG/NEC                     95
Digital      Celebos 466    11074       486       66        N/A          DIGITAL      01      8        DOS      0      0      0
Gateway         E4200         SN     Pentium II  333        N/A           EV700       4       64    Windows     0      0      0
                           0014013568                                    Gateway                    98
Compudyne        N/A        97 026      486       66     MIKELEMKE      Compudyne     2       32    Windows     1      1      1
                                                                                                    95
ARM              P200       11558     Pentium    200      COPELAG      Viewsonic 7    24      64    Windows     1      1      1
                                                                                                    98
HP            Vectra VL      UNK      Pentium    166      MILLERP         Nano        5       32    Windows     1      1      1
                                                                        FlexScan                    95
                                                                         12 17ts
Stepford         P200       11548    Pentium     200     UOKCAUB2R3     Viewsonic     2       64    Windows     1      1      1
                                        Pro                                15G                      NT 4
Stepford         P200       11550    Pentium     200     UOKCAUB2R5     Viewsonic     9      128    Windows     0      1      1
                                        Pro                               G810                      NT 4
Stepford         P133       11022     Pentium    133       VS 17G          N/A        2       16    Windows     0      0      0
                                                                                                    95
Stepford         P166        UNK      Pentium    168        N/A            N/A        1       16       DOS      0      0      0
Stepford         P100        UNK      Pentium    100       G818XO      Viewsonic 7    6       32    Windows     1      0      1
                                                                                                    98
Northgate        N/A         UNK        486       66        N/A         Multisync     05      16    Windows     0      0      0
                                                                         FG/NEC                     3.1
USM              N/A         8286       386       20        N/A         Multisync     01      16       DOS      0      0      0
                                                                         3D/NEC
Stepford         N/A        10734       486       66        N/A         Multisync   02/02     32       DOS      0      0      0
                                                                         3D/NEC
ARM              P166        UNK      Pentium    166    SI CLEAMROOM    Viewsonic     2      128    Windows     1      0      1
                                                                          G771                      98
ARM              P133        UNK      Pentium    133       SWANL           N/A        2       32    Windows     1      1      1
                                                                                                    95
Stepford         P200       11546     Pentium    200    UOKCAUB2R10     Viewsonic     2       96    Windows     0      1      1
                                                                          G810                      NT 4
ARM              P166       11529     Pentium    166       FOOTEJ          NEC        25      32    Windows     0      1      1
                                                                        Multisync                   95
                                                                          5F Ge
ARM              P166       11308     Pentium    166       JAYSON      Impression     2      128    Windows     1      1      1
                                                          REYNOLDS          5                       95

PC Brand     Browser  Online  WinTerm  Access   Access      Office
                                         20       97        97 or
                                                            Earlier
Dell           2        1       1        0        1         0

Dell           2        0       1        0        1         0

Dell           2        1       1        0        1         0

Dell           2        1       1        0        1         0

Dell           2        1       0        0        0         0

Dell           2        1       1        0        0         0

Dell           2        1       0        0        1         0

Dell           2        1       0        1        1         0

Dell           2        1       0        0        0         0

Dell           2        1       0        0        1         0

Dell           2        1       0        0        1         0

Dell           2        0       0        0        1         0

ARM            2        0       0        0        1         0

Compaq         2        0       0        0        0         0

Stepford       2        1       1        0        1         0


ARM            2        1       0        1        1         0

ARM            2        1       0        0        1         0

ARM            2        1       1        0        1         0


Stepford       2        1       0        0        1         0

ARM            3        1       0        0        0         0

ARM            2        1       1        0        0         0

ARM            2        1       1        0        1         0

ARM            2        1       1        0        1         0

ARM            2        1       1        0        1         0

ARM            2        1       1        0        1         0

Dell           2        1       1        0        1         0

Dell           2        1       1        0        1         0

Stepford       0        0       0        0        0         0
ARM            0        0       0        0        0         0
ARM            2        1       1        1        0         0

Dell           1        1       0        0        0         1

ARM            2        1       0        0        0         0

Gateway        2        1       0        0        1         0

ARM            2        0       1        0        1         0

HP             1        0       1        0        0         1

Dell           2        1       0        1        1         0

ARM            0        0       0        0        0         0

Digital        0        0       0        0        0         0
Gateway        1        0       0        0        0         0

Compudyne      2        1       1        0        1         0

ARM            2        0       1        0        1         0

HP             2        1       0        0        1         0


Stepford       2        1       0        0        1         0

Stepford       2        1       0        0        1         1

Stepford       0        0       0        0        0         0

Stepford       0        0       0        0        0         0
Stepford       2        0       0        0        1         0

Northgate      0        0       0        0        0         0

USM            0        0       0        0        0         0

Stepford       0        0       0        0        0         0

ARM            2        0       1        0        0         0

ARM            2        0       1        0        1         0

Stepford       2        1                0        1         1

ARM            2        0       0        0        0         1


ARM            2        1       1        1        1         0


Other
Citrix/SHyperion Navigator/Sperry/Hyperion Enterprise
Citrix/Hyperion Enterprise
Citrix/SG Navigator/Sperry/Hyperion Enterprise
Citrix/SG Navigator/Magellen Spy View/Sperry
NONE
NONE
NONE
Citrix
NONE
MS Publisher/Photoshop/Canvas/FedEx Ship
NONE
MS Project
NONE
Lego Media
MS Publisher/Micrografix/Registrar
Paradox/Lview/VB/Project-PVCS/Source Insight/Cyber Storm /Quattro Pro/Oracle Developer/C++7.0/Mathmatica/Emulator/Easy Case/Weapon Smith
Paradox/Lview/Picture Gear/Visual Image/Source Dynamics/MPEG Play/PVCS/HP CD WriterMemory Stick Format/EZ Case/Backup Exec Client/STK 430/ProDisk/Ultra Edit Video CD Player/L View/Paradox
Accel Graphics/Ansys/3d Home/Pro E/Pro Intralink/Photo Editor
Macintosh Modified - too many apps & shareware to list
Paradox
Take5/Expander/An American Tale/Avery Label Pro-Moraff Cyber Tris/PS Stitch for Windows/Rand McNally Rout Planner/Micrografx/Paradox
Micrografx/Paradox
Micrografx/Paradox/Outlook Express/MS Works/MS Project/Quicken 2000/Turbo Tax 1999/Front Page/Yahoo Ticker/Yahoo Messenger/ABC Flowcharter/Mediamatics/MS Image Composer/MS Reference/Sager Electronic Catalogue/Serra1 and Designer 30 Visio/Ready Key for Windows/CAP Plus
Sperry/Citrix Samnet/Yahoo Messenger/Quicken Delux 99/Paradox/AOL 3.0/B Plan Interactive Business
MS Project/SigmaPlot - Floor Plan V5LT/JMP
NONE
NONE
EZ SCSI/MWAVE/AutoDesk/Design Center/HP CD Writer/Matrox Powerdesk/MSDN/VB/MS Web Publisher/Source Dynamics/Ultra Edit/WordPerfect/PVCS/L View/StatGraphics+ Backup Exec Clent/Turbo CAD/NetZip/Sojo Live Images+/MS Excel 97 Viewer/MS PP97 Viewer/Quickfield/Misc Games/Misc Graphics Tools/Misc File Utilities/Paradox/MS Project/Quattro Pro/MS Q Basic/Shareware/Take 5
MS Project/HP CD
writer/Mediamatic/MPEG/Take 5
Palm Desktop/Intell:sync/Canvas5/Magix/Statistica/WinSmith Weibulsmith/Ybath/MGI
Photo Suite/G Box Software
Yahoo Messenger/AOL Instant Messenger
SuperPrint/Novar/ESS32
Photoshop/Thumbs+/Steadmans Medical Dictionary/L view/L view Pro
NONE
DSC
Merlin
Gme 95/Instwap/Qbasic/Mwav/SmartMorn/ST_Bloc/ASYMETRIX 3D/CAD Key/Canvas/LEDCO Calendar/Core/Misc Games/LanWorkplace ProLeverage
Host/Shockwave/Intellipoint/Intellitype/Visio/TimeVision/Neo Planet/Timeline
Solutions/VB 3.0
Paradox/AOL Messenger
BoxPlot/Cedco Calendar/MS Project/EVI Audio/LSP CAD/Norton in general PCTW/ PKWare/SI Soft/Crossover Designer/Micrografx/Misc Shareware
MS Project/Pro Interlink/Accel Graphics/MS Obasic/AutoCAD R13/PIC Application Manager/TimeVision
MS Project/Pro E/Pro Interlink/Accel Graphics/MS Obasic/AutoCAD R13/Interactive Preassembly/PLV RAY/Accel Graphics/Anysis/ArcServClient/BLAXXUN CC Pro/IPA/MathSoft Apps/Solid View/165 Amaps BD/R View
NONE
NONE
QuattroPro/MSDN Library/VB/MS Web Publishing Sierra
NONE
NONE
NONE
NONE
NONE
Accel/Graphics AutoCAD Cakewalk, MathSoft, Pro Engineer, Ziff Davis Benchmarks NONE
CEDCO Calendar/Intellipoint/Encarta 95/Lotus Organizer/NetZip/TimeVision/FoxPro W/CalMate/CK Win

                            Asset/
PC Brand        Model      Service    CPU Type   CPU     Network ID      Monitor    HD       RAM    OS          O2K    Lotus  Novell
                             Tag                 Speed                              Size
                                                                                     (GB)
Dell         Latitude Cpr   Z6460    Pentium II  264    MIKE BURNARD    Seiko 21"     4       64    Windows     1      1      1
                                                                                                    95
Vectra VL       PS 100       UNK      Pentium    100       YOUNGL       Viewsonic     1       32    Windows     1      1      1
                                                                          G771                      95
Stepford       486dt 66     10242       486       68        N/A         Viewsonic     05      20       DOS      0      0      1
                                                                          G810
Stepford         P200        UNK     Pentium     200     UOKCAUB2R4     Viewsonic     2      256    Windows     1      1      1
                                        Pro                               G810                      NT
Stepford         P200       11366    Pentium     200    UOKCAUB2R12     Viewsonic     2      256    Windows     1      1      1
                                        Pro                               G810                      NT
Stepford         P200        UNK     Pentium     200     UOKCAUB2R8        NEC        2      256    Windows     1      1      1
                                        Pro                             Multisync                   NT
                                                                          XP21
ARM              P200       11568     Pentium    200      DEMSHOC      Optiumeyeser   25      64    Windows     1      0      1
                                                                        XT Glass                    NT
ARM              P200       11532     Pentium    200      WILLISB      Viewsonic 7    6       64    Windows     1      1      1
                                                                                                    NT
Compaq           P200       11841     Pentium    200         1          CTX Color     35      64    Windows     0      0      0
                                                                         monitor                    NT
AST              DOS         UNK        386       20        N/A            AST        05      4        DOS      0      0      0
ARM              P168        UNK      Pentium    166      PAULAARD      Viewsonic     25      32    Windows     1      1      1
                                                                          17GS                      95
Dell         Latitude Cpr    UNK     Pentium II  266      TRIMBLR         Dell        45      64    Windows     1      1      1
                                                                        Trinitron                   95
ARM              P168        UNK      Pentium    168      BROWNKA       Viewsonic     25      32    Windows     1      1      1
                                                                           17G                      98
ARM              P168       11380     Pentium    168      VANDERG      Viewsonic 7    2       32    Windows     1      1      1
                                                                                                    95
ARM              P168       11686     Pentium    168       DURANA       Viewsonic     25      32    Windows     1      1      1
                                                                          G771                      98
Dell         Latitude Cpr    UNK     Pentium II  268      WILSONS       Viewsonic     3       64    Windows     1      1      1
                                                                          G771                      95
ARM              P168        UNK      Pentium    168      IDIRGSKJ      Viewsonic     2      128    Windows     1      1      1
                                                                          17GS                      95
ARM              P200       11557     Pentium    200      ANDERSE       Viewsonic     25     128    Windows     1      1      1
                                                                          15GA                      98
ARM              P133        UNK      Pentium    133      CONNERM       Viewsonic     25      32    Windows     1      1      1
                                                                          15GA                      95
ARM              P133        UNK      Pentium    133      WAVDQQRM        PACOM       25      32    Windows     0      1      1
                                                                                                    95
ARM              P133        UNK      Pentium    133      ANDERSE       Viewsonic     25      32    Windows     1      1      1
                                                                           15                       95
Dell           Optiplex      UNK     Pentium II  400       PICOUK       Viewsonic     13     256    Windows     1      1      1
                                                                          G810                      NT
Dell           Optiplex      UNK     Pentium II  400      BOYKIND       Optiquest     13     256    Windows     1      1      1
                                                                                                    NT
ARM              P168        UNK      Pentium    164       BURNSL       Viewsonic     25     128    Windows     1      1      1
                                                                          G771                      95
Dell           Optiplex      UNK     Pentium II  400      GREENHV       Viewsonic     20     128    Windows     1      1      1
                                                                          17GS                      NT
ARM              P168        UNK      Pentium    186      ALLNUTT2         NEC        25     128    Windows     1      1      1
                                                                        Multisync                   98
                                                                          4rGe
Dell         Optiplex Gxa    UNK     Pentium II  350      TRAVISM       Viewsonic     35      96    Windows     1      1      1
                                                                          17GS                      NT
Dell         Optiplex Gx1    UNK     Pentium II  400       RICER        Viewsonic     6      128    Windows     1      1      1
                                                                          17GS                      NT
Dell         Optiplex Gx1    UNK     Pentium II  400      SANCHEV       Viewsonic     2      128    Windows     1      1      1
                                                                          E771                      98
Gateway         P5 75        UNK      Pentium     75      DEFAULT       Viewsonic     1       64    Windows     0      1      1
                                                                          G771                      95
ARM              P200       11687     Pentium    200      COWENMI       Viewsonic     25     128    Windows     0      1      7
                                                                          15GA                      95
Stepford         N/A        10561       386       20        N/A         Multisync     01      4        DOS      0      0      0
                                                                          GS2A
Northgate        N/A        11381       486       68      DEFAULT      Viewsonic 7    15      64    Windows     0      1      1
                                                                                                    95
Dell         Optiplex Gx1    UNK     Pentium II  400       11XWDD       Viewsonic     6      128    Windows     1      1      1
                                                                          G771                      98
ARM              P168        UNK      Pentium    166   CAROL MCCULLEY   Viewsonic     2       48    Windows     1      1      1
                                                                          17GS                      95
ARM              P168        UNK      Pentium    166      SVKDBJTI      Viewsonic     25      32    Windows     1      1      1
                                                                          E771                      95
ARM              P168       11389     Pentium    166      JEUSHTLK       Gateway      25      32    Windows     0      0      1
                                                                       Vivtron 15                   95
ARM              P168       11346     Pentium    166      NOVACOR       Viewsonic     25      32    Windows     1      1      1
                                                                          15GA                      98
Dell         Latitude Cpr   11791    Pentium II  266     RITA VARGO     Viewsonic     2       64    Windows     1      1      1
                                                                          17GS                      95
Dell         Optiplex Gx1   1XWGE    Pentium II  400       1XWGE        Viewsonic     6      128    Windows     1      1      1
                                                                          17GS                      98
ARM              P100        UNK      Pentium    100   AUSTIN POWERS    Viewsonic     08      16    Windows     1      1      1
                                                                          15GS                      95
ARM              P168       11310     Pentium    168      NOVACOR          NEC        2       32    Windows     1      1      1
                                                                        Multisync                   98
                                                                          4f Ge
Dell         Opiplex Gx1    1XWP1    Pentium II  400      ANDERSR       Viewsonic     6      128    Windows     1      1      1
                                                                          G853                      98
ARM              P168        UNK      Pentium    168      CMCWNIDZ         NEC        25     128    Windows     1      1      1
                                                                        Multisync                   95
                                                                          4f Ge
Stepford         P200        UNK     Pentium     200     UOKCAUB2R6     Viewsonic     12     128    Windows     1      1      1
                                        Pro                               G810                      NT
ARM              P168       11598     Pentium    168      PCVIDEO      Impression     2       32    Windows     1      1      1
                                                                           3+                       95

PC Brand    Browser  Ontime  WinTerm  Access   Access    Office
                                        20       97        97 or
                                                           Earlier
Dell          2        1       0        1        1         0

Vectra VL     2        1       0        0        1         0

Stepford      0        0       1        0        0         1

Stepford      2        1       0        0        1         1

Stepford      2        1       0        0        1         1

Stepford      2        1       0        0        1         1


ARM           2        0       0        0        1         1

ARM           2        1       0        0        1         0

Compaq        1        0       0        0        0         0

AST           0        0       0        0        0         0
ARM           2        1       1        0        1         0

Dell          2        1       1        0        1         0

ARM           2        0       1        0        1         1

ARM           2        1       1        0        1         0

ARM           2        1       1        0        1         0

Dell          2        1       0        0        1         0

ARM           2        1       0        0        1         0

ARM           2        1       1        0        1         0

ARM           2        1       1        0        1         0

ARM           2        1       1        0        0         1

ARM           2        1       1        0        1         0

Dell          2        1       0        0        1         0

Dell          2        1       0        0        1         0

ARM           2        1       0        0        1         0

Dell          2        1       0        0        1         0

ARM           2        0       0        0        0         0


Dell          2        1       0        0        0         0

Dell          2        1       0        0        1         0

Dell          2        1       0        0        7         0

Gateway       1        1       0        7        0         1

ARM           7        7       0        7        0         1

Stepford      0        0       0        0        0         0

Northgate     0        1       0        0        0         1

Dell          2        1       0        1        1         0

ARM           2        1       1        1        1         0

ARM           2        1       1        1        1         0

ARM           1        1       1        0        1         1

ARM           2        1       1        0        0         1

Dell          2        0       0        0        1         0

Dell          1        1       0        1        1         0

ARM           2        1       1        0        1         0

ARM           2        0       1        0        1         0


Dell          2        1       1        1        1         0

ARM           2        1       1        1        1         0


Stepford      2        1       0        0        1         0

ARM           2        1       1        0        1         0


                           Other

Reflections.Visio.  canvas Outlook Express.Paradox. World Port
Outlook Express
Paintshop Pro.Paradox.Micrographix.Vellum.Plot Edit
Reflections. Micrographix. Pro Engineer. Paintshop Pro. Adobe Illustrator.
Xerox Print Manager. Accel Graphics. AutoCAD 13. AutoCAD 14. Coach. canvas 7. Diskkeeper. ISG Navigator. Pro Intralink. PIC App Manager. Winterm
Reflections. Micrographix. Pro Engineer. Paintshop Pro. Adobe Illustrator.
Xerox Print Manager. Accel Graphics. AutoCAD 13. AutoCAD 14. Coach. canvas 7. Diskkeeper. ISG Navigator. Pro Intralink. PIC App Manager. Winterm
Reflections. Micrographix. Pro Engineer. Paintshop Pro. Adobe Illustrator.
Xerox Print Manager. Accel Graphics. AutoCAD 13. AutoCAD 14. Coach. canvas 7. Diskkeeper. ISG Navigator. Pro Intralink. PIC App Manager. Winterm
N/A
Reflections Outlook express
DOS Z____. MGA __ Power Desk
N/A
Outlook Express. Mechamaics Software MPEG. Harrington group. Yahoo Messenger
MS Project __
Micrographics MS Project __ MS Expedia.
PaperQuote 20. Outlook Express
Micrographics. Yamaha Soft Synthes_____
N/A
Paradox
Paradox Infoconnect
America Online 4 Infoconnect lightship paradox. Convert Cslog Paradox.Infoconnect Convert
Reflections Fedex Ship. Yahoo Messenger Micrographix MS Project __.
MS Publisher Oracle _ ODBC.SAS
Reflections Fedex Ship. Yahoo Messenger Micrographix MS Project __. MS Publisher Oracle _ ODBC.SAS Oracle Clinical
Reflections. Me______ Companion. Outlook Express. Mediamalics Software MPEG. Fedex Ship Novagraph Apps.
Reflections Oracle _
R______. 95/Lotus Organizer
Reflections/fedex. Shop/
Reflections/Outlook Express/BIOS Scan/MS Project
MS Publisher/Outlook Express/Vzones/Yahoo Messenger/INFO Connect/
M__c Games/Anyt___.for Windows/Misc Audio Software/Design Center Eval/Disk writer/HP CD Writer/Netzip/Paradox/yahoo messenger/m_____ av thinkpad/Text Assist
ABC Flowcharter/CipArt Viewer/InfoConnect/Lavel maker/Misc Games/Photoship/PC Paintbrush/Printmaster Gold/Shockwave
N/A
Micrograh_/paradox/Misc Games/Canvas ____ Draw/LVAS Tools/Wavesstar/viewer pro/ _net/SSPro/KPCMS____
Lotus Organizer/Fedex Ship/Light Ship Land/MS Outlook
Micrographix/outlook express/New World Spanish Dictionary
MS Outlook express/paintcast/netmetnix/mediamatics
Microgr___outlook/MS Scheduler o/TimeVision/Thumbs Plus/PageNet Paging Sofware/Norton Crashquard/Mediamatics/L view Pro
N/A

C___ Samnet
Charts/Outlook Express/HP JetAdmin/MS Project
N/A
Cannon Creative.Misc games Yahoo Messenger CORE BH
InfoConnect/C____/MS Picture___SG/MasterClips/
Outlook Express/timeVision/Kodak Digital Science/ISHLT 1997
Reflections.Micrographix. Pro Engineer. Paintshop Pro.Adobe Illustrator.Xerox Print Manager. Accel Graphics. AutoCAD 13 AutoCAD 14 Coach Canvas 7 Diskkeeper ISG Navigator Pro Intralink PIC App Manager
Wintermv(.A/)Key (.A/)IP/G_M_____ ASy St_p __________ AM 10

                 Printer                               Asset Tag                           Queue                     Location
Hewlett Packard DeskJet 1600C                             UNK                              Local                        B1
Hewlett Packard LaserkJet 4MV                           97-041                         B1-CHEM-HP4MV                    B1
Hewlett Packard LaserJet 4                              97-040                          B1-Chem-HP4                     B1
Printronix PLC                                          97-217                       B2-FIN-PRINTRONIX                  B1
Hewlett Packard LaserJet 3                               3325                            B3-LOG-HP3                     B1
PRINTEX 4503                                            97-218                         B3-LOG-PRINTEX                   B1
Hewlett Packard DeskJet 500C                              UNK                              LOCAL                        B1
Cannon BJC-70                                             UNK                              LOCAL                        B1
Hewlett Packard DeskJet 500C                              UNK                              LOCAL                        B1
Hewlett Packard 7475A Plotter                            8304                              LOCAL                        B1
EPSON LQ510                                               UNK                              LOCAL                        B1
Hewlett Packard 2000C                                     UNK                              LOCAL                        B1
NEC Printwriter-P6200                                     UNK                              LOCAL                        B1
Hewlett Packard DeskJet 500                              8854                              LOCAL                        B1
Hewlett Packard COLOR PRO                              8915-240                            LOCAL                        B1
Hewlett Packard LaserJet 2                                UNK                              LOCAL                        B1
Hewlett Packard DeskJet 660C                              UNK                              LOCAL                        B1
Hewlett Packard 2000c                                     UNK                        B1-CLEANRM HP 2000                 B1
Hewlett Packard LaserJet 2                              97-291                           B3-IT-HP2                      B1
Hewlett Packard LaserJet 3                              97-219                           B3-IT-HP3                      B1
Hewlett Packard LaserJet 5si                              UNK                          B2-SOFT-HP5SI                    B1
Hewlett Packard 670c                                    97-001                             LOCAL                        B3
Hewlett Packard 5si                                      11311                          B2-DOC-HP5SI                    B3
Hewlett Packard 5si                                      11682                         B2-CLIN HP5SI                    B3
Epson FX 880                                              UNK                              LOCAL                        B3
Okidata Microline 320 Turbo                               UNK                           B3-QA-LABELS                    B3
Hewlett Packard Deskjet 750c Plus                       97-143                         B2-M05-RASTER                    B3
Xerox 8830 Plotter                                        UNK                               N/A                         B3
Xerox 7356                                                UNK                               N/A                         B3
Epson Label Printer                                       UNK                               N/A                         B3
Epson MX-80                                               UNK                              LOCAL                        B3
Hewlett Packard LaserJet 3                                UNK                              LOCAL                        B3
Hewlett Packard LaserJet 5N                               UNK                              LOCAL                        B3
Polaroid Digital Pallet C1500s                            UNK                              LOCAL                        B3


                 Printer                                        Name
Hewlett Packard DeskJet 1600C                               Denise Beame
Hewlett Packard LaserkJet 4MV                               Open Access
Hewlett Packard LaserJet 4                                  Open Access
Printronix PLC                                              Open Access
Hewlett Packard LaserJet 3                                  Open Access
PRINTEX 4503                                                Open Access
Hewlett Packard DeskJet 500C                        Lori Beering (Not Connected)
Cannon BJC-70                                               Andy Naegeli
Hewlett Packard DeskJet 500C                                Dave LaForge
Hewlett Packard 7475A Plotter                       Dave LaForge (Not Connected)
EPSON LQ510                                            Cleanroom Controllroom
Hewlett Packard 2000C                                       Lee Carmack
NEC Printwriter-P6200                                         Chem Lab
Hewlett Packard DeskJet 500                                   Chem Lab
Hewlett Packard COLOR PRO                                     Chem Lab
Hewlett Packard LaserJet 2                                  Phil Miller
Hewlett Packard DeskJet 660C                                Mike Conley
Hewlett Packard 2000c                                        Linda Swan
Hewlett Packard LaserJet 2                                  John Wihera
Hewlett Packard LaserJet 3                                  John Wihera
Hewlett Packard LaserJet 5si                                Open Access
Hewlett Packard 670c                                       Linda Strauss
Hewlett Packard 5si                                        Documentation
Hewlett Packard 5si                                           Clinical
Epson FX 880                                                QC Receiving
Okidata Microline 320 Turbo                                 QC Receiving
Hewlett Packard Deskjet 750c Plus                          Documentation
Xerox 8830 Plotter                                         Documentation
Xerox 7356                                                 Documentation
Epson Label Printer                                          Receiving
Epson MX-80                                                  Receiving
Hewlett Packard LaserJet 3                                   Wharehouse
Hewlett Packard LaserJet 5N                                  Wharehouse
Polaroid Digital Pallet C1500s                             Slide Shooter

Epson Stylus Color 800                        UNK                   LOCAL               B3                    Quality Lab
Hewlett-Packard LaserJet 4M                   10797              82-CLIN-HP4M           B3                   Linda Allnutt
Hewlett-Packard LaserJet 3                    8436                B1-MFG-HP3            B3                    Open Access
Hewlett-Packard Color LaserJet 5              11388           B2-QUALITY-COLOR5         B3                    Open Access
Hewlett-Packard LaserJet 5Si                  97-199             B2-REG-HP5SI           B3                    Open Access
Cannon BJC 4400                                                     LOCAL               B3                   Manufacturing
Hewlett-Packard DeskJet 820cse                UNK                   LOCAL               B1                  Richard Trinies
Hewlett-Packard LaserJet 5Si                  11249               NP1189054             B1                      Finance
Printronix PCL                                11319             P1B2 (MANMAN)           B1                      Finance
Hewlett-Packard 2000c                         UNK                   LOCAL               B1                   Keith Trecker
Hewlett-Packard 2000c                         UNK                   LOCAL               B1                   Laurie Young
Hewlett-Packard 2000c                         UNK                   LOCAL               B1                   Doug Hillier
Hewlett-Packard LaserJet 5                    UNK                B1 PRES-HP3            B1                   Laurie Young
Hewlett-Packard LaserJet 5Si                  11763             B1-MKTG-HP5Si           B1                    Open Access
QMS Magicolor 2                               11764              B1-MKTG-QMS            B1                    Open Access
Hewlett-Packard deskjet 710c                  UNK                   LOCAL               B1                    Laura Kacur
Hewlett-Packard LaserJet 4000                 UNK                 B1-R&D-HP3            B1                   Peggy Allman
Lexmark Optra E310                            UNK                   LOCAL               B1               Employee Self Service
Hewlett-Packard LaserJet                      UNK                 B1-A02-HP4            B1                   Carole Fowler
Hewlett-Packard 2000c                         UNK                   LOCAL               B1                 Sheldon Greenberg
Umax Powerlook 3                              UNK                   LOCAL               B1                 Sheldon Greenberg



93 Active Meridian Handsets (model 2616)
9 Spare Meridian Handsets
1 Console Unit
             Option 11B Release 24 two cabinets 2 T 1 line modules clock controller di channels Analog moduls
             Card option voice mail 12 ports (10 hours)

Videoconference Picturetel Concord 4500

                               SCHEDULE 1.1(a)(iv)
                                SOFTWARE SYSTEMS


1.        Licenses from the SAS Institute including:  (a) SAS Base (4 licenses),
          (b) SAS STAT (4 licenses), (c) SAS Graph (4 licenses), (d) SAS AF (2 licenses), (e) SAS Assist (1 license), and (f) SAS FSP (4 licenses).

2. Various PRO ENGINEER licenses from Parametric Technology currently in use at the Oakland Facility for engineering design/CAD.

3.        License from Computer Associates relating to MAN/MAN Software.

                               SCHEDULE 1.1(a)(v)
                                  BALANCE SHEET


                                  See attached.

                                                                            NOVACOR BALANCE SHEET - US ASSETS ONLY



000's US $                                       30-Apr-00      Adjustments        Proforma Amounts       Footnotes
---------------------------------------------- -------------- ----------------- ------------------------ -------------

Accounts Receivable                                     858                                        858
Inventory                                            10,915           (500)                     10,415       (A)
Prepaid Expenses                                        126                                        126
---------------------------------------------- -------------- ----------------- ------------------------
Current Assets                                       11,899           (500)                     11,399

Trade Payables                                        2,819          (2096)                        723       (B)
Payroll Related Liabilities                              17             234                        251       (C)
Vacation Accruals                                       699           (252)                        447       (D)
Bonus Accrual - MICP                                    714           (714)                          -
                                                              -
Bonus Accrual - LTI                                     229           (229)                          -
Bonus Accrual - 3% Variable Pay                           6             (6)                          -
Retention Bonus Accrual                                 115           (115)                          -
Sales & Use Tax Accrual                                  75            (75)                          -       (E)
Royalties                                                30                                         30
Warranty Accruals                                       493                                        493
Relocation Accruals                                      31            (31)                          -       (F)
Legal Accruals                                          184           (184)                          -
Wheeldon Salary Accrual                                 367           (367)                          -       (G)
Jansen Salary Accrual                                   212           (212)                          -       (G)
Sanford Contract Accrual                                175                                        175
Anton Bauer Contract Accrual                             57                                         57
Vacutek Reserve                                          80                                         80
---------------------------------------------- -------------- ----------------- ------------------------
Current Liabilities                                   6,303         (4,047)                      2,256

Working Capital                                       5,596           3,547                      9,143

PP&E @ Cost                                          13,630           (446)                     13,184       (H)
Accumulated Depreciation                              9,411           (166)                      9,245       (I)
---------------------------------------------- -------------- ----------------- ------------------------
Net PP&E                                              4,219           (280)                      3,939
Patents & Trademarks                                    289                                        289
Other Assets                                            345                                        345
---------------------------------------------- -------------- ----------------- ------------------------
Net Assets Employed                                  10,449           3,267                     13,716
============================================== ============== ================= ========================


Footnotes

(A)    Pending Inventory reserve for electronic components
-

(B)    Edwards Trade Payable with Baxter Healthcare has been removed

(C)    Proforma amount represents 2 weeks of accrued payroll and fringe benefits

(D)    Frozen vacation will be paid by Edwards prior to close

(E)    Edwards is responsible for all Novacor related taxes prior to close

(F)    Accrual for relocation of ex-Novacor president has been removed

(G)    Salary chargebacks for Wheeldon and Jansen from Edwards Europe have been removed

(H)    Assets transferred to Dominican Republic plant -> 216

       Assets transferred back to supplier sale pending -> 230

(I)    Accumulated Depreciation on assets transferred

                                 SCHEDULE 1.1(b)
                              INTELLECTUAL PROPERTY


1.        See attached list of patents.

2.        See attached list of trademarks.


                                                                   NOVACOR
                                                     STATUS OF PATENTS AND APPLICATIONS


  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------
       Technology         Docket #           Title/Investors           Country        Application No.      Filing Date
                                                                                        Patent No.          Issue Date

                            3883      IMPLANTABLE INFUSION DEVICE -       CA              346522             2/27/80
                                           Portner, Jassawalla                            1139174            1/11/83
                            3883               IMPLANTABLE                US            06/135,219           3/31/80
                            CIP             INFUSION DEVICE -                            4,360,019           11/23/82
                                           Portner, Jassawalla
                            3884                PUMP AND                  US            06/211,210           11/28/80
                                                ACTUATOR                                 4,384,829           5/24/83
                                       MECHANISM - Conley, Petrek
                            3884                PUMP AND                  CA              390832             11/24/81
                                      ACTUATOR MECHANISM - Conley,                        1162701            2/28/84
                                                 Petrek
                            3884                PUMP AND                  EP            81305151.3           10/29/81
                                                ACTUATOR                                  0053437            7/25/85
                                           MECHANISM - Conley,
                                                 Petrek
                            3884                PUMP AND                  DE            81305151.3           10/29/81
                                                ACTUATOR                                P3170178.7           7/25/85
                                       MECHANISM - Conley, Petrek
                            3884                PUMP AND                  JP             189025/81           11/25/81
                                                ACTUATOR                                  1575208            8/24/90
                                           MECHANISM - Conley,
                                                 Petrek
  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------




  --------------------- ------------- ------------------------------- ------------ -------------------- --------------
       Technology         Docket #           Title/Investors            Country      Application No.     Filing Date
                                                                                       Patent No.        Issue Date

                            3884                 PUMP AND                 US             446,453           12/3/82
                            CIP        ACTUATOR MECHANISM - Conley,                     4,457,673          7/3/84
                                                  Petrek
                            3885                 SOLENOID                 US           06/400,027          7/20/82
                                            ACTIVATED CLOSURE                           4,519,043          5/21/85
                                            DEVICE - LaForge,
                                                 Portner
                            3886             REAL TIME SERVO              US           06/446,452          12/3/82
                                                 CONTROL                                4,488,099         12/11/84
                                              APPARATUS AND
                                            METHOD - LaForge,
                                                 Portner
                            3886             REAL TIME SERVO              CA             442,514           12/2/83
                                                 CONTROL                                 1202061           3/18/86
                                              APPARATUS AND
                                            METHOD - LaForge,
                                                 Portner
                            3886             REAL TIME SERVO              EP           84900224.1         11/30/83
                                                 CONTROL                                 0127674           1/9/91
                                              APPARATUS AND
                                            METHOD - LaForge,
                                                 Portner
                            3887            IMPLANTABLE PUMP -            CA             442,516           12/2/83
                                               Chen, Conley                              1222901           6/16/87
                            3887            IMPLANTABLE PUMP -            US             662,254          10/17/84
                            CON                Chen, Conley                             4,557,673         12/10/85



  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------
       Technology         Docket #            Title/Investors            Country      Application No.     Filing Date
                                                                                        Patent No.         Issue Date

                            3888              PUMP ACTUATOR -              CA             442,517           12/2/83
                                            Miller, Jassawalla                            1222902           6/16/87
                            3888              PUMP ACTUATOR -              EP           84900226.6          11/30/83
                                            Miller, Jassawalla                            0128197            6/8/88

                            3888              PUMP ACTUATOR -              DE           84900226.6          11/30/83
                                            Miller, Jassawalla                          P3376998.2           6/8/88

                            3888              PUMP ACTUATOR -              JP            500351/84          11/30/83
                                            Miller, Jassawalla                            1971908           9/27/95

                            3888               PUMP ACTUATOR               US           06/680,731          12/11/84
                            CON             Miller, Jassawalla                           4,565,497          1/21/86
                            3889                IMPLANTABLE                CA             467840            11/9/84
                                             INFUSION DEVICE -                            1223167           6/23/87
                                             Jassawalla, Chen
                            3889                IMPLANTABLE                US           06/555,031          11/23/83
                            CIP              INFUSION DEVICE -                           4,581,018           4/8/86
                                             Jassawalla, Chen
                            3890                AN IMPROVED                CA             468615            11/26/84
                                                PROCESS FOR                               1221301            5/5/87
                                             PRODUCING RUBBER
                                            LAMINATES - Spahic,
                                                   Green

  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------
       Technology         Docket #           Title/Investors           Country        Application No.      Filing Date
                                                                                        Patent No.          Issue Date

                            3890                AN IMPROVED                JP            504253/84          11/19/84
                                                PROCESS FOR                               1744777           3/25/93
                                             PRODUCING RUBBER
                                            LAMINATES - Spahic,
                                                   Green
                            3890                PROCESS FOR                US            06/665011          10/30/84
                            CIP              PRODUCING RUBBER                            4,552,816          11/12/85
                                            LAMINATES - Spahic,
                                                   Green
                            3891             POWER SUPPLY FOR              US           06/757,786          7/22/85
                                             BODY IMPLANT AND                            4,665,896          5/19/87
                                               METHOD OF USE
                                               LaForge, Lee
                            3891             POWER SUPPLY FOR              CA             513840            7/15/86
                                             BODY IMPLANT AND                             1287881           8/20/91
                                               METHOD OF USE
                                               LaForge, Lee
                            3891             POWER SUPPLY FOR              EP           86905027.8          7/21/86
                                             BODY IMPLANT AND                             0231346            9/2/92
                                               METHOD OF USE
                                               LaForge, Lee
                            3891             POWER SUPPLY FOR              DE           86905027.8          7/21/86
                                             BODY IMPLANT AND                            DE3686648           9/2/92
                                               METHOD OF USE
                                               LaForge, Lee
                            3891             POWER SUPPLY FOR              JP            504293/86          7/21/86
                                             BODY IMPLANT AND                             2027839           2/26/96
                                               METHOD OF USE
                                               LaForge, Lee

  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------
       Technology         Docket #           Title/Investors           Country        Application No.      Filing Date
                                                                                        Patent No.          Issue Date

                            3892         BIVENTRICULAR CIRCULATORY         US           06/853,464          4/18/86
                                        ASSIST SYSTEM AND METHOD -                       4,666,443          5/19/87
                                                  Portner
                            3892         BIVENTRICULAR CIRCULATORY         CA             533065            3/26/87
                                        ASSIST SYSTEM AND METHOD -                        1281151           3/12/91
                                                  Portner
                            3892         BIVENTRICULAR CIRCULATORY         EP           87903023.7          3/31/87
                                        ASSIST SYSTEM AND METHOD -                        0273042           5/20/92
                                                  Portner
                            3892         BIVENTRICULAR CIRCULATORY         DE           87903023.7          3/31/87
                                        ASSIST SYSTEM AND METHOD -                      P3779279.2          5/20/92
                                                  Portner
                            3892         BIVENTRICULAR CIRCULATORY         JP            502390/87          3/31/87
                                        ASSIST SYSTEM AND METHOD -                        2529984           6/14/96
                                                  Portner
                            3893         BLOOD PUMPING SYSTEM AND          US           06/933,490          11/20/86
                                       METHOD - Portner, Jassawalla,                     4,756,302          7/12/88
                                                  Miller
                            3893         BLOOD PUMPING SYSTEM AND          CA             551879            11/19/87
                                       METHOD - Portner, Jassawalla,                      1277194           12/4/90
                                                  Miller
                            3893         BLOOD PUMPING SYSTEM AND          EP           88900184.8          11/19/87
                                       METHOD - Portner, Jassawalla,                      0293436           4/20/94
                                                  Miller
                            3893         BLOOD PUMPING SYSTEM AND          DE           88900184.8          11/19/87
                                       METHOD - Portner, Jassawalla,                    P3789665.2          4/20/94
                                                  Miller
                            3893         BLOOD PUMPING SYSTEM AND          JP            500468/88          11/29/87
                                       METHOD - Portner, Jassawalla,                      2532637           9/11/96
                                                  Miller
                            3901       CELL MONITOR AND CONTROL UNIT       US           07/589,092          9/27/90
                                      FOR MULTICELL BATTERY - LaForge                    5,153,496          10/6/92

                            3901       CELL MONITOR AND CONTROL UNIT       CA             589092            9/11/91
                                      FOR MULTICELL BATTERY - LaForge                     2089006           11/15/94


  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------
       Technology         Docket #           Title/Investors           Country        Application No.      Filing Date
                                                                                        Patent No.          Issue Date
                            3982         APPARATUS AND METHOD FOR          US           07/503,837           4/3/90
                                       CALORIMETRICALLY DETERMINING                      5,012,176          4/30/91
                                      BATTERY CHARGE STATE - LaForge
                            3982         APPARATUS AND METHOD FOR          CA            2079338-4          3/26/91
                                       CALORIMETRICALLY DETERMINING
                                      BATTERY CHARGE STATE - LaForge
                            3982         APPARATUS AND METHOD FOR          EP           91908070.5          3/26/91
                                       CALORIMETRICALLY DETERMINING                       0523173           12/17/97
                                      BATTERY CHARGE STATE - LaForge
                            3982         APPARATUS AND METHOD FOR          DE           91908070.5          3/26/91
                                       CALORIMETRICALLY DETERMINING                     69128468.7          12/17/97
                                      BATTERY CHARGE STATE - LaForge
                            3982         APPARATUS AND METHOD FOR          JP            03-507598          3/26/91
                                       CALORIMETRICALLY DETERMINING                       2577152           11/7/96
                                      BATTERY CHARGE STATE - LaForge
                            4582      VENTRICULAR ASSIST DEVICE WITH       US           08/192,894           2/7/94
                                       VALVED CONDUIT AND METHOD OF
                                       MAKING - Woodard, Greenberg,
                                        Ness, Romley, Nguyen, Chen


                            4582      VENTRICULAR ASSIST DEVICE WITH       EP           95910203.9           2/6/95
                                       VALVED CONDUIT AND METHOD OF
                                       MAKING - Woodard, Greenberg,
                                        Ness, Romley, Nguyen, Chen
                            4582      VENTRICULAR ASSIST DEVICE WITH       CA             2158547            2/6/95
                                       VALVED CONDUIT AND METHOD OF
                                       MAKING - Woodard, Greenberg,
                                        Ness, Romley, Nguyen, Chen
                            4582      VENTRICULAR ASSIST DEVICE WITH       JP            7-520822            2/6/95
                                       VALVED CONDUIT AND METHOD OF
                                       MAKING - Woodard, Greenberg,
                                        Ness, Romley, Nguyen, Chen
                            4582        VALVE CONDUIT AND METHOD OF        US           08/471,438          2/26/98
                            DIV1       MAKING - Woodard, Greenberg,                      5,810,708          9/22/98
                                        Ness, Romley, Nguyen, Chen
                            4582      METHOD OF VENTRICULAR ASSIST -       US           09/157,846          9/21/98
                            DIV2        Woodward, Greenberg, Ness,
                                           Romley,


  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------
       Technology         Docket #           Title/Investors           Country        Application No.      Filing Date
                                                                                        Patent No.          Issue Date

                            4589         AN IMPROVED BLOOD PUMPING         US           08/194,481          2/10/94
                                       DEVICE - Chen, Ness, Woodard                      5,511,958          4/30/96
                            4589         AN IMPROVED BLOOD PUMPING         CA            2,182,665           2/9/95
                                       DEVICE - Chen, Ness, Woodard

                            4589         AN IMPROVED BLOOD PUMPING         EP           95911677.3           2/9/95
                                       DEVICE - Chen, Ness, Woodard




                            4589         AN IMPROVED BLOOD PUMPING         JP            521365/95           2/9/95
                                       DEVICE - Chen, Ness, Woodard

                            4589                BLOOD PUMP                 US           08/473,220           6/7/95
                            CON        SYSTEM - Chen, Ness, Woodard                      5,599,173           2/4/97

                            5399         SMOOTH VENTRICULAR ASSIST         US           09/191,506         11/13/1998
                                       DEVICE CONDUIT - Jassawalla,                      6,001,056          12/14/99
                                               Chen, Shannon
                            5399         SMOOTH VENTRICULAR ASSIST         WO           US99/26427          11/9/99
                                       DEVICE CONDUIT - Jassawalla,
                                               Chen,


  --------------------- ------------- ------------------------------ ------------- ---------------------- ---------------
       Technology         Docket #           Title/Investors           Country        Application No.      Filing Date
                                                                                        Patent No.          Issue Date
                            5409      IMPLANTABLE VENTRICULAR ASSIST       US           09/285,933           4/2/99
                                       DEVICE - Jassawalla, LaForge,
                                                  Miller

                            5409      IMPLANTABLE VENTRICULAR ASSIST       PCT           US99/3014          12/14/99
                                       DEVICE - Jassawalla, LaForge,
                                                  Miller


     SEARE LICENSE          5191        POROUS MATERIAL PRODUCT AND        US             779,387           10/18/91
       AGREEMENT                              PROCESS - Seare


     SEARE LICENSE          5191        POROUS MATERIAL PRODUCT AND        PCT           95 13846           10/25/95
       AGREEMENT                              PROCESS - Seare
     SEARE LICENSE          5191        POROUS MATERIAL PRODUCT AND        EP           95939060.6          10/25/95
       AGREEMENT                              PROCESS - Seare




     SEARE LICENSE          5191        POROUS MATERIAL PRODUCT AND        CA             2235616           10/25/95
       AGREEMENT                              PROCESS - Seare

     SEARE LICENSE          5191        POROUS MATERIAL PRODUCT AND        JP            516561/95          10/25/95
       AGREEMENT                              PROCESS - Seare



     SEARE LICENSE          5191        POROUS MATERIAL PRODUCT AND        US             156,675           11/22/93
       AGREEMENT            CON               PROCESS - Seare                            5,681,572          10/28/97

     SEARE LICENSE          5191        POROUS PRODUCT MOLD FORM -         US             487,964            6/7/95
       AGREEMENT            DIV1                   Seare                                 5,624,674          4/29/97

     SEARE LICENSE          5191        METHODS OF MAKING A POROUS         US           08/475,210           6/7/95
       AGREEMENT            DIV2              DEVICE - Seare                             5,605,693          2/25/97

  --------------------- ------------- -------------------------------- ------------ -------------------- ---------------

                                                      NOVACOR
                                        STATUS OF PATENTS AND APPLICATIONS
                                                    (continued)


  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date
                            3883         Expires 1/11/2000                                  none

                            3883         Expires 11/23/99; Expired.                         none
                            CIP

                            3884         Expires 5/24/2000                                  none


                            3884         Expires 2/28/2001                                  none


                            3884         Expires 10/29/2001 (designating                    none
                                         France, Italy & Great Britain)


                            3884         Expires 10/29/2001                                 none
                                         (EP 0053437)

                            3884         Expires 11/25/2001                                 none



  --------------------- ---------------- ---------------------------------- ----------- -------------




  --------------------- ------------- ------------------------------------- ----------- ------------
       Technology         Docket #                                           Product       Next
                                                    Comments                   Name       Annuity
                                                                                TM       Fee/Date
                            3884      Expires 7/3/2001                                     none
                            CIP

                            3885      Expires 7/20/2002                                    none



                            3886      Expires 12/3/2002                                    none




                            3886      Expires 3/18/2003                                    none




                            3886      Expires 11/30/2003 (designating                   2000-$2687
                                      France, Germany & Great Britain)                    ToExp-
                                                                                           $8920


                            3887      Expires 6/16/2004                                    none

                            3887      Expires 12/10/2002                                   none
                            CON
  --------------------- ------------- ------------------------------------- ----------- ------------


  --------------------- --------------- ----------------------------------- ------------ -----------
       Technology         Docket #                                            Product       Next
                                                     Comments                  Name       Annuity
                                                                                TM        Fee/Date
                            3888        Expires 6/16/2004                                   none

                            3888        Expires 11/30/2003 (designating                  2000-$1119
                                        France and Great Britain)                          ToExp-
                                                                                           $3696
                            3888        Expires 11/30/2003                               2000-$1568
                                                                                           ToExp-
                                                                                           $5224
                            3888        Expires 11/30/2003                               2000-$465
                                                                                           ToExp-
                                                                                           $1397
                            3888        Expires 1/21/2003                                   none
                            CON
                            3889        Expires 6/23/2004                                   none


                            3889        Expires 4/8/2003                                    none
                            CIP

                            3890        Expires 5/05/2004                                   none




  --------------------- --------------- ----------------------------------- ------------ -----------

  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

                            3890        Expires 11/19/2004                               2000-$868
                                                                                           ToExp-
                                                                                           $5890


                            3890        Expires 12/5/2003                                   none
                            CIP


                            3891        Expires 7/22/2005                                   none



                            3891        Expires 8/20/2008                                2000-$115
                                                                                           ToExp-
                                                                                           $1456

                            3891        Expires 7/21/2006 (designating                   2000-$1494
                                        France, Italy and Great Britain)                   ToExp-
                                                                                          $10,406

                            3891        Expires 7/21/2006 (EP0231346)                    2000-$1048
                                                                                           ToExp-
                                                                                           $8889

                            3891        Expires 7/21/2006                                2000-$365
                                                                                           ToExp-
                                                                                           $4908


  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

                            3892        Expires 4/18/2006                                   none


                            3892        Expires 3/12/2008                                2000-$115
                                                                                          To Exp-
                                                                                           $1456
                            3892        Expires 3/31/2007 (designating                   2000-$1303
                                        France, Italy, and Great Britain)                 To Exp-
                                                                                          $11,709
                            3892        Expires 3/31/2007 (EP0273042)                    2000-$904
                                                                                          To Exp-
                                                                                           $9793
                            3892        Expires 3/31/2007                                2000-$264
                                                                                          To Exp-
                                                                                           $3662
                            3893        Expires 11/20/2006                               2000-$2918


                            3893        Expires 12/4/2007                                2000-$150
                                                                                          To Exp-
                                                                                           $1340
                            3893        Expires 11/19/2007 (designating                  2000-$1303
                                        France, Italy, and Great Britain)                 To Exp-
                                                                                          $11,709
                            3893        Expires 11/19/2007 (EP0293436)                   2000-$904
                                                                                          To Exp-
                                                                                           $9793
                            3893        Expires 11/19/2007                               2000-$264
                                                                                          To Exp-
                                                                                           $3662
                            3901        Expires 9/27/2010                                2000-$948
                                                                                         2004-$1908
                                                                                         2010-$2918

  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

                            3901        Expires 9/11/2011                                2000-$115
                                                                                          To Exp-
                                                                                           $2335
                            3982        Expires 4/3/2010                                 2002-$2918


                            3982        Request for exam filed                           2000-$186
                                        approximately 3/98 (Coudert Bros.                 To Exp-
                                        Handled)                                           $3115
                            3982        Expires 3/26/2011 (designating                   2000-$715
                                        France, Italy & Great Britain)                    To Exp-
                                                                                          $15,516
                            3982        Expires 3/26/2011 (EP0523173)                    2000-$355
                                                                                          To Exp-
                                                                                          $11,995
                            3982        Expires 3/26/2011                                2000-$277
                                                                                          To Exp-
                                                                                           $7149
                            4582        As of 6/24/99 notice to withdraw
                                        abandonment has been granted, as
                                        of 9/14/99 status check no OA has
                                        issued.  2/4/00 to CJ per Darlene
                                        w/issue branch since 1/13/00, no
                                        issue date yet.
                            4582        published under 0695198A on                      2000-$806
                                        1/4/96; as of 10/27/99 EPIDOS                     To Exp-
                                        watch no OAs or other actions                     $16,245


  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

                            4582        Request for exam due 2/6/2002,                   2000-$186
                                        filed 1/26/00                                     To Exp-
                                                                                           $3861

                            4582        Request for exam due 2/6/02;                     2000-$277
                                        published under laid open app                     To Exp-
                                        10-508212 on 8/18/98                              $10,019

                            4582        Expires 9/22/2015 (Divisional of                 2002-$948
                            DIV1        8/192,894)                                       2006-$1908
                                                                                         2010-$2918
                            4582        5/21/99 status check; no OA
                            DIV2        assigned in March 99 to Exam.

                                        Nguyen,
                                        Chen
                                        Willse;
                                        filing
                                        receipt
                                        sent
                                        to
                                        old
                                        address,
                                        lost,
                                        prepared
                                        change
                                        of
                                        address
                                        for
                                        new
                                        filing
                                        receipt
                                        9/19/99

  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

                            4589        Expires 2/10/2014                                2003-$1908
                                                                                         2007-$2918
                            4589        Request for exam filed 1/26/00                   2000-$186
                                                                                          To Exp-
                                                                                           $3861
                            4589        (designating France, Germany,                    2000-$806
                                        Italy and Great Britain)                          To Exp-
                                        published under 0743863A on                       $16,245
                                        10/21/96; as of 10/27/99 EPIDOS
                                        watch, no OAs or other actions
                                        have issued
                            4589        Request for exam due 2/9/2002;                   2000-$277
                                        published under laid open -                       To Exp-
                                        publication 09-508833 on 9/9/97                   $10,019
                            4589        Expires 2/10/2014                                2000-$948
                            CON                                                          2004-$1908
                                                                                         2008-$2918
                            5399        (x-ref:  NC-4582/4582DIV);
                                        expires 11/13/18

                            5399        designated all PCT countries and
                                        regions including US; Chapter 11


  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

                                        Shannon
                                        Demand
                                        due
                                        6/13/00;
                                        20
                                        month
                                        due
                                        7/13/00;
                                        30
                                        month
                                        due
                                        5/13/01;
                                        invitation
                                        to
                                        correct
                                        defects
                                        and
                                        change
                                        of
                                        applicant
                                        form
                                        filed
                                        4/5/00
                            5409        supplemental IDS filed 9/29/99;
                                        filed assignment on 12/7/99;
                                        2/4/00 to CJ Appl. W/group since
                                        11/4/99 not assigned to
                                        examiner.  Not allowed yet.
                                        3/31/00 has been docketed but no
                                        OA yet.  (Tech Center
                                        7300--703-306-5648)

  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

                            5409        designated all PCT countries and
                                        regions including US; Chapter 11

                                        Demand
                                        due
                                        11/20/00;
                                        20
                                        month
                                        due
                                        12/2/00;
                                        30
                                        month
                                        due
                                        10/2/01;
                                        31
                                        month
                                        (Europe)
                                        due
                                        11/2/01;
                                        response
                                        to
                                        invitation
                                        filed
                                        2/23/00

  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

     SEARE LICENSE          5191        Abandoned in favor of
       AGREEMENT                        continuation (no file,
                                        information form Workman status
                                        sheet)
     SEARE LICENSE          5191        CLOSED
       AGREEMENT
     SEARE LICENSE          5191        (designating all of EP except                    2000-$810
       AGREEMENT                        Greece, Monaco & Ireland);                        To Exp-
                                        entered national phase 5/22/98                    $16,472
                                        (per Seeley at Workman they pay
                                        annuities and invoice Novacor or
                                        Baxter
     SEARE LICENSE          5191        info from INPADOC search run                     2000-$176
       AGREEMENT                        11/02/99 (not on Workman 7/99                     To Exp-
                                        status report) no file made up                     $3825
     SEARE LICENSE          5191        published under 10512176 on
       AGREEMENT                        11/24/98 - info from INPADOC
                                        search run 11/02/99 (not on
                                        Workman 7/99 status report) no
                                        file made up
     SEARE LICENSE          5191        Expires 10/28/2014 (per Seeley at                2001-$948
       AGREEMENT            CON         Workman, they pay maintenance and                2005-$1908
                                        invoice Novacor or Baxter                        2009-$2918
     SEARE LICENSE          5191        Expires 4/29/2014; (per Seeley at                2000-$948
       AGREEMENT            DIV1        Workman, they pay maintenance and                2004-$1908
                                        invoice Novacor or Baxter)                       2008-$2918

  --------------------- ---------------- ---------------------------------- ----------- ------------
       Technology         Docket #  e                                        Product       Next
                                    e                Comments                  Name       Annuity
                                                                                TM       Fee/Date

     SEARE LICENSE          5191        Expires 2/25/2014; (per Seeley at                2000-$948
       AGREEMENT            DIV2        Workman, they pay maintenance and                2004-$1908
                                        invoice Novacor or Baxter)                       2008-$2918
  --------------------- --------------- ----------------------------------- ------------ -----------

Friday, May 12, 2000



                                    Trademark List

                                       Case                                  Application           Registration  Renewal   First Use
Trademark Name                         Number   Type   Attorneys    Status   Number/Filing Date    Number/Date   Date      Date

NOVASYS                              1RV1420        FS       BC    Unfiled

County:  Brazil

                           Agent:  DANI   DANIEL & CIA.                         Remarks:  7/8/95--SEARCHED BY DANIEL & CIA.

                                                                                Business Unit:  NOVA

NOVASYS                             1RV1422      FS        BC     Registered    96/632718
96632718    02-Jan-2006

Country:  France           Owner:  BAXTER INTERNATIONAL I               03-Jul-1996                            03-Jul-1996

   Classes:  10            Agent:  FEDI     FEDIT-LORIOT S.A.          Remarks:  11/18/96--LTR. FROM ASSOC.

ENCLOSING REGISTRATION

CERTIFICATE

      Goods:      Medical instruments, including instruments to record          Business Unit:  NOVA
                  electrocardiograms, instruments to read and record
                  cardiac rhythms, cardiac simulators, cardiac diagnostic
                  apparatus and artificial hearts.

                               SCHEDULE 1.1(c)(ii)
                                    PERSONNEL


                               See attached list.

         ID                               Name
       490270                             Alden, Dan A
       490174                             Allman, Peggy  J
       490217                             Allnutt, Linda S
       490153                             Anderson, Richard D
       490223                             Ard, Paula E
       302412                             Bartolome, Armilina
       490085                             Beame, Ann Denise
       490012                             Beering, Frank K
       490023                             Beering, Lori L
       310401                             Boals, Kenneith P
       490210                             Boykin, Donna M
       490151                             Brown, Janet K
       490090                             Burnard, Michael J
       490291                             Carmack, Lee J
       490028                             Carpenter, James
       490037                             Carr-Robinson, Lisa M
       490192                             Chairez, Arthur
       490007                             Chen, Herb
       490010                             Conley, Michael G
       490052                             Copeland, Gladys
       490282                             Cowen, Michael J
       490277                             Dang, Hac H
       490170                             Duran, Anna Marie
       490147                             Garcia, Nimfa F
       490226                             Garcia, Rachel D
       310404                             Gopal, Subha
       490079                             Greenberg, Sheldon
       302191                             Greenhalgh, Vivian C
       490274                             Guevarra, Marlon C
       490219                             Herrera, Lisa M
       490183                             Ibardolasa, Esperanza
       490188                             Jacobs, Debbie A
       310402                             Jaochico, Edmond H
       490002                             Jassawalla, Jal S
       490013                             Kapadia, Bhupendra
       490003                             Laforge, David H
       490305                             Lasut, Raymond
       490011                             Lee, James
       490259                             Li, Li
       490029                             McCulley, Carol
       490004                             Miller, Phillip J
       490260                             Molintas, A Isabel
       490236                             Murdock, Mark S

         ID                               Name
       490138                             Naegeli, Andrew H
       490284                             Picou, Kimberly R
       490269                             Powe, Anita L
       490289                             Pristas, John M
       490166                             Rasmussen, William P
       490292                             Rice, Rebecca M
       490094                             Robinson, Diana
       490005                             Ryan, Matt
       490212                             Sanchez, Veronica
       490245                             Shah, Dushyant J
       490014                             Strauss, Linda Reed
       490176                             Stroud, Dorothy A
       490062                             Swan, Linda
       490071                             Sydnor, Larry
       310403                             Travis, Maria E
       310400                             Trimble, Randy W
       490303                             Trinies, Richard B
       490288                             Vargo, Rita L
       490022                             Wihera, John
       490139                             Williams, Marian Y
       490063                             Willis, William
       490287                             Wilson, Scott A
       490322                             Wong, Vincent
       490162                             Yardley, Victor
       490216                             Yasnogorodsky, Yelena
       490208                             Young, Laureen J
       490283                             Zabinski, John W
       490039                             Zickerman, Linda D
       490213                             Zimmerman, Janice G

                               SCHEDULE 1.1(d)(i)
                               ACCRUED LIABILITIES


                                      None.

                                    EXHIBIT A

                            INSTRUMENT OF ASSUMPTION
                                 OF LIABILITIES

          Instrument of Assumption of Liabilities made as of May __, 2000, by Edwards Novacor LLC, a Delaware limited liability company ("Novacor LLC"), in favor of Edwards Lifesciences LLC, a Delaware limited liability company ("Edwards") and Edwards Lifesciences Corporation ("Parent"), a Delaware corporation, pursuant to the Transfer, Assignment and Assumption Agreement ("Transfer Agreement"), dated as of May __, 2000, by and among Edwards, Parent and Novacor LLC. Certain capitalized terms used but not defined herein shall have the meanings assigned to them in the Transfer Agreement.

          In consideration of the transfer, pursuant to the Transfer Agreement, by Edwards and Parent to Novacor LLC of the assets set forth in Section 1.1(a) and (b) of the Transfer Agreement, Novacor LLC, pursuant to Section 1.3 of the Transfer Agreement, hereby assumes the Liabilities of Edwards and Parent.

          This assumption by Novacor LLC of the liabilities and obligations of Edwards and Parent shall not be construed to defeat, impair or limit in any way any rights or remedies of Novacor LLC to contest or dispute the validity or amount thereof. Nothing contained in this instrument shall require Novacor LLC to pay, perform or discharge any liability, debt or obligation so long as Novacor LLC in good faith contests or causes to be contested the amount or validity thereof.

          For the consideration aforesaid, Novacor LLC, for itself and its successors and assigns, has covenanted, and by this Instrument of Assumption of Liabilities does covenant, with Edwards and Parent and their respective successors and assigns, that Novacor LLC and its successors and assigns, will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts and instruments which Edwards or Parent may reasonably request in order to more fully effectuate the assumption of liabilities provided for in this Instrument.

          Nothing in this instrument, express or implied, is intended or shall be construed to confer upon, or give to, any person, firm or corporation other than Edwards and Parent and their respective successors and assigns, any remedy or claim under or by reason of this instrument or any terms, covenants or condition hereof, and all the terms, covenants and conditions, promises and agreements in this instrument contained shall be for the sole and exclusive benefit of Edwards and Parent and their respective successors and assigns.

          This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York, including, without limitation, Sections 5-1401 of the New York General Obligations Law.

          IN WITNESS WHEREOF, this Instrument of Assumption of Liabilities has been duly executed and delivered by the duly authorized officers of Novacor LLC as of date.

                                                 EDWARDS NOVACOR LLC

Corporate Seal
                                                  By: _________________________
                                                      Name:
                                                      Title:

Attest:



--------------------------
Title:

State or Province of California }
County of                       } ss.

          On this 30th day of June, 2000 before me the undersigned officer, personally appeared _______________ known personally to me to be the ________________ of the above named corporation and acknowledged that he, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as an officer.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.




                                     -------------------------------------------
                                     Notary Public/Commissioner of Oaths

(SEAL)                               My Commission Expires
                                                           ---------------------